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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 24, 1999


   CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of November 29, 1999, providing for the issuance of the CWABS,
     Inc., Countrywide Home Equity Loan Trust 1999-D Revolving Home Equity
                Loan Asset Backed Certificates, Series 1999-D).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-84365                95-4596514
----------------------------       -------------          -------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



    4500 Park Granada
  Calabasas, California                                         91302
 -----------------------                                      ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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


Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19,
1996), the Company will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ending December 31, 1998 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999 and for the periods ended September 30, 1999 and September 30, 1998 included in the quarterly report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999). Such financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1999-D. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP ("KPMG") to the use of their name in such prospectus supplement. The consent of KPMG is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23     Consent of KPMG LLP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.


                                  By: /s/ David Walker
                                     -----------------
                                      David Walker
                                      Vice President


Dated:  November 24, 1999

Exhibit Index
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Exhibit                                                                Page
-------                                                                ----

23        Consent of KPMG LLP                                            6

                                  EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


     We consent to the incorporation by reference in the registration statement (No. 333-84365) of CWABS, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated November 24, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                       /s/ KPMG LLP

New York, New York
November 24, 1999

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599


                                                      November 24, 1999

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                Re:  CWABS, Inc.
                     Countrywide Home Equity Loan Trust 1999-D
                     Revolving Home Equity Loan Asset Backed
                     Certificates, 1999-D
                     -----------------------------------------


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.



                                    Very truly yours,

                                    /s/ Kimberly Bothner
                                    --------------------

                                    Kimberly Bothner

Enclosure